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                                                                    Exhibit 10.8

                             STOCKHOLDERS AGREEMENT


                  THIS STOCKHOLDERS AGREEMENT (the "Agreement") is entered into as of this 27th day of July, 1999 by and among VitaminShoppe.com, Inc., a Delaware corporation (the "Corporation"), Vitamin Shoppe Industries Inc., a New York corporation ("VSI") and the holders of Series A Preferred Stock of the Corporation set forth on Schedule 1 (the "Investors"). VSI and the Investors are collectively referred to herein as the "Stockholders".

                  WHEREAS, VSI owns all of the Class B Common Stock, par value $0.01 per share, of the Corporation (the "Class B Common Stock");

                  WHEREAS, the Corporation has entered into a Series A Preferred Stock Purchase Agreement, dated July 27, 1999 (the "Purchase Agreement"), with the Investors, pursuant to which the Investors are purchasing shares of the Corporation's Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock");

                  WHEREAS, the Series A Preferred Stock is convertible into shares of Class A Common Stock, par value $0.01 per share, of the Corporation (the "Class A Common Stock") at a conversion price (the "Conversion Price") set forth in the Certificate of Designation for the Series A Preferred Stock;

                  WHEREAS, as a condition to their investment in the Corporation, the Stockholders have required that all of the parties hereto enter into this Agreement on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1 DEFINITIONS: USAGE. (a) As used herein, each of the following terms shall have the meaning set forth or referred to below:

                  "Accepting Investors" shall have the meaning set forth in
Section 3.6(b).

                  "Affiliate" of any Person (hereinafter "first Person") shall mean (i) any other Person who, directly or indirectly, is in Control of, is Controlled by or is under common Control with such first Person; (ii) any Person who is a director or executive officer (as defined in Rule 3b-7 of the Exchange
Act) of such first Person or any Person described in clause (i) above; or (iii) any Person who is an immediate family member of any Person described in clause
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(ii) above. For purposes of this Agreement, each of FdG Capital Partners LLC,
FdG-Chase Capital Partners LLC and FdG Capital Associates LLC shall be deemed to be an "Affiliate" of VSI, and notwithstanding anything contained herein to the contrary, neither J.H. Whitney III, L.P. nor Whitney Strategic Partners III, L.P. shall be deemed to be an "Affiliate" of the Corporation or VSI.

                  "Annual Plan" shall have the meaning set forth in Section 3.1(c).

                  "Certificate of Designation" shall mean the Certificate of Designation for the Series A Preferred Stock.

                  "Class A Common Stock" shall have the meaning set forth in the fourth paragraph of this Agreement.

                  "Class B Common Stock" shall have the meaning set forth in the second paragraph of this Agreement.

                  "Common Stock" shall mean the Class A Common Stock and Class B Common Stock. For purposes hereof, any calculation of a percentage of outstanding shares of Common Stock shall be made by dividing the number of shares of Common Stock with respect to which the calculation is being made by the total number of outstanding shares of Class A Common Stock and Class B Common Stock, calculated as if all shares of capital stock of the Corporation convertible into Class A Common Stock or Class B Common Stock have been fully converted.

                  "Competitor" shall mean any business that, as a principal or material portion or purpose of its business, directly or indirectly, markets or distributes (through wholesale, retail or direct marketing channels, including mail order or the Internet) vitamins, minerals, nutritional supplements, any other nutritional or non-prescription health-related product, or any other product marketed or distributed by the Corporation after the date of this Agreement.

                  "Control" of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                  "Conversion Price" shall have the meaning set forth in the fourth paragraph of this Agreement.

                  "Corporation" shall have the meaning set forth in the first paragraph of this Agreement.

                  "Corporation's Response Notice" shall have the meaning set forth in Section 2.2.

                  "Disposition" shall have the meaning set forth in Section 3.6(a).

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                  "Drag-Along Notice" shall have the meaning set forth in
Section 2.5.

                  "Drag-Along Right" shall have the meaning set forth in Section 2.5.

                  "Drag-Along Transaction" shall have the meaning set forth in
Section 2.5.

                  "Equity Securities" shall have the meaning given thereto in Rule 3a11-1 promulgated under the Exchange Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" per share for a particular security as of a particular date shall mean:

                  (i) if the security is of a class of securities quoted on a national securities exchange, the average closing sales price per share on such exchange for the twenty trading days preceding the determination date;

                  (ii) if the security is of a class of securities quoted on the Nasdaq Stock Market, the average last trade price per share as reported on the Nasdaq Stock Market for the twenty trading days preceding the determination date;

                  (iii) if the security is of a class of securities then traded on an over-the-counter market, the average of the closing bid and asked prices per share in such over-the-counter market for the twenty trading days preceding the determination date; or

                  (iv) if the security is of a class of securities not then listed on a national securities exchange, quoted on the Nasdaq Stock Market or traded on an over-the-counter market, such value as VSI and the participating Investor may agree upon; provided, that if such parties are unable to agree upon the Fair Market Value within ten (10) days after the event which requires a determination of Fair Market Value to be made, VSI and the participating Investor shall agree on a valuation firm of nationally recognized standing, which firm shall determine the Fair Market Value. If the parties are unable to agree on a valuation firm to determine the Fair Market Value within twenty (20) days after the event which requires a determination of Fair Market Value to be made, then within five (5) days thereafter, VSI, on the one hand, and the participating Investor, on the other hand, shall each choose a valuation firm of nationally recognized standing and such two firms shall select a third valuation firm of nationally recognized standing, which third firm shall determine the Fair Market Value. The fees and expenses of the valuation firms shall be borne equally by VSI, on the one hand, and the participating Investor, on the other hand.



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                  "Initial Public Offering" shall mean the consummation of an underwritten public offering of Class A Common Stock at a price per share equal to at least 125% of the Conversion Price and with aggregate proceeds (net of underwriting discounts and commissions) in excess of $30 million.

                  "Investor Affiliates" shall have the meaning set forth in
Section 2.2.

                  "Investor Associates" shall have the meaning set forth in
Section 2.2.

                  "Investor's Notice" shall have the meaning set forth in
Section 2.2.

                  "Investors" shall have the meaning set forth in the first paragraph of this Agreement.

                  "Liens" shall mean all liens, claims, charges, assessments, options, security interests and other legal and equitable encumbrances other than such of the foregoing as may be imposed by applicable federal and state securities laws or by the terms of this Agreement.

                  "Offer Notice" shall have the meaning set forth in Section 3.6(a).

                  "Offered Stock" shall have the meaning set forth in Section
2.2.

                  "Offering Period" shall have the meaning set forth in Section 3.6(b).

                  "Participation Notice" shall have the meaning set forth in
Section 2.4.

                  "Permitted Transferee" shall have the meaning set forth in
Section 2.2.

                  "Person" shall mean any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

                  "Proposed Transfer" shall have the meaning set forth in
Section 2.4.

                  "Proposed Transferee" shall have the meaning set forth in
Section 2.4.

                  "Public Offering" shall mean a registered offering and sale of Equity Securities of the Corporation.

                  "Purchase Agreement" shall have the meaning set forth in the third paragraph of this Agreement.

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                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Series A Director" shall have the meaning set forth in
Section 3.3(a).

                  "Shares Subject to Offer" shall have the meaning set forth in
Section 3.6(a).

                  "Stock" shall mean the Class A Common Stock, the Class B Common Stock and the Series A Preferred Stock.

                  "Stockholders" shall have the meaning set forth in the first paragraph of this Agreement.

                  "Tag-Along Right" shall have the meaning set forth in Section 2.4.

                  "Transfer" shall mean any sale, assignment, pledge, hypothecation, encumbrance or other transfer or disposition of any kind.

                  "Transferee" shall have the meaning set forth in Section 2.2.

                  "VSI" shall have the meaning set forth in the first paragraph of this Agreement.

                  "Whitney" shall mean J.H. Whitney III, L.P.

                  "Whitney Director" shall have the meaning set forth in Section 3.3(b).

                  "Whitney Investors" shall mean Whitney and Whitney Strategic Partners III, L.P.

                  (b) Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. The word "or" is not exclusive and the word "including" means "including without limitation." Unless otherwise specified, all accounting terms used in this Agreement shall be interpreted in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis.


                                   ARTICLE II
                               TRANSFERS OF SHARES

                  SECTION 2.1 RESTRICTIONS ON TRANSFER. No Stockholder shall Transfer any Stock which it owns, except as otherwise set forth in and permitted by this Agreement. Any Transfer not permitted by, or not effected in accordance with, the terms of this Agreement shall be null and void and neither the Corporation as the issuer of such Stock nor any transfer agent shall give any effect to such attempted Transfer. The Corporation shall, prior to registering or directing the registration of any such attempted Transfer by any Stockholder on the books of the

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Corporation, require the provision of evidence satisfactory to the Corporation that such Transfer is permitted by, and has been effected in accordance with, the terms of this Agreement.

                  SECTION 2.2 RIGHTS OF FIRST REFUSAL. At least 15 business days before any Investor may effect any Transfer of any Series A Preferred Stock or Class A Common Stock issuable upon conversion of such Series A Preferred Stock (the Series A Preferred Stock and/or Class A Common Stock proposed to be Transferred being referred to as the "Offered Stock"), other than to a Permitted Transferee (as defined below) who agrees in writing to be bound by this Agreement, the Investor shall provide the Corporation with a written notice (the "Investor's Notice") stating (a) the Investor's intention to Transfer such Offered Stock and the name and address of the proposed transferee (the "Transferee"); (b) the number of shares and type (Series A Preferred Stock or Class A Common Stock) of Offered Stock; and (c) the consideration (which must be cash consideration) for which the Investor proposes to Transfer such Offered Stock. The Corporation shall then have the right (the "First Refusal Right"), exercisable by written notice (the "Corporation's Response Notice") to such Investor within 10 business days after receipt of the Investor's Notice, to purchase (or designate one or more other person(s) or entity(ies) to purchase) such Investor's Offered Stock on the same terms and conditions as are provided for in the Investor's Notice.

                  If the First Refusal Right is exercised with respect to all Offered Stock, then the Corporation (or its designee(s)) shall effect the purchase of the Offered Stock, including payment of the purchase price, at the Corporation's offices on a date specified by the Corporation (which shall be not more than 10 business days after delivery of the Corporation's Response Notice) and at such time the selling Investor shall deliver to the Corporation the certificates representing the Offered Stock to be purchased, properly endorsed for transfer. If purchased by the Corporation, the Offered Stock so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Corporation's capital stock.

                  In the event the Corporation does not exercise the First Refusal Right within 10 business days after receipt of the Investor's Notice, the selling Investor shall have a period of up to [30] business days after the date of the Investor's Notice (or, if earlier, the date the Investor's Notice should have been given pursuant to this Section 2.2) in which to sell or otherwise dispose of the Offered Stock to the Transferee for the same price as, and upon such other terms and conditions which are not materially more favorable to the Transferee than those, specified in the Investor's Notice.

                  In the event that the Corporation (or its designee(s)) makes a timely exercise of the First Refusal Right with respect to a portion, but not all of the Offered Stock, the selling Investor shall have the option, exercisable by written notice to the Corporation delivered within 10 days following the date of the Corporation's Response Notice, to effect the sale of the Offered Stock pursuant to one of the following alternatives:


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                  (a)      Transfer of the Offered Stock to the Transferee in
                           compliance with this Section 2.2 as if the Corporation did not exercise the First Refusal Right; or

                  (b) Sale to the Corporation (or its designee(s)) of the portion of the Offered Stock which the Corporation has elected to purchase in accordance with this
                           Section 2.2.

                  For purposes of this Section 2.2 "Permitted Transferee" shall mean (i) entities established and Controlled by or under common Control with the Investors and any investor in or Affiliate of an Investor (collectively, "Investor Affiliates"); (ii) any managing director, director, officer or employee of an Investor or any Investor Affiliate or the heirs, executors, administrators, testamentary trustees, custodians, legatees, beneficiaries, spouses or lineal descendants of any or any of the foregoing persons referred to in this clause (ii) (collectively, "Investor Associates"); and (iii) any trust, all of the beneficiaries of which, or a corporation, limited liability company or partnership, all of the stockholders, members or general or limited partners of which, include an Investor, Investor Affiliates and/or Investor Associates.

                  SECTION 2.3 COMPLIANCE WITH LAW; LEGEND. (a) No Investor shall transfer any Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) pursuant to this Article II unless such transfer is made (i) pursuant to an effective registration statement under the Securities Act and is qualified under applicable state securities or blue sky laws or (ii) without registration under the Securities Act and qualification under applicable state securities or blue sky laws, as a result of the availability of an exemption from registration and qualification under such laws. The Corporation may, at its option, request a legal opinion as to the availability of an exemption from registration and qualification under the Securities Act and applicable state securities or blue sky laws for any transfer requested pursuant to clause (ii) above.

                  (b) Upon initial issuance and thereafter until transferred pursuant to an effective registration statement under the Securities Act and qualified under applicable state securities or blue sky laws, or until receipt by the Corporation of a written opinion of counsel to the Investors reasonably acceptable to the Corporation to the effect that such legend is not required in order to ensure compliance with the Securities Act and state securities laws, the certificate or certificates representing any shares of Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) shall bear a legend reading substantially as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.

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                  (c) Each Investor hereby agrees that, until the expiration or termination of this Agreement, each outstanding certificate representing any shares of Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) held by such Investor shall also bear a legend reading substantially as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND OBLIGATIONS, INCLUDING RESTRICTIONS ON TRANSFER PURSUANT TO A STOCKHOLDERS AGREEMENT DATED AS OF JULY 27, 1999. A COPY OF SUCH STOCKHOLDERS AGREEMENT MAY BE OBTAINED WITHOUT CHARGE FROM THE SECRETARY OF THE ISSUER. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

                  SECTION 2.4 TAG-ALONG RIGHTS. (a) So long as VSI holds at least 10% of the then-outstanding Common Stock, if, at any time VSI proposes to transfer for value Common Stock (a "Proposed Transfer") to any Person (other than an Affiliate of VSI) (the "Proposed Transferee"), then VSI must permit each Investor, or cause each Investor to be permitted, to sell such number of shares of Common Stock which represents the same percentage of the Common Stock held by such Investor as the number of shares of Common Stock being sold by VSI represents as a percentage of the Common Stock held by VSI (a "Tag-Along Right"), for the same consideration per share and otherwise on the same terms and conditions obtained by VSI in such transfer.

                  (b) In the event of a Proposed Transfer giving rise to a Tag-Along Right, VSI shall deliver a written notice (a "Participation Notice") to each Investor at least 30 days prior to the consummation of such Proposed Transfer stating that the Proposed Transfer is subject to the provisions of this
Section 2.4 and including the principal terms of the Proposed Transfer, including the number and class of shares of Common Stock proposed to be purchased, the maximum and minimum per share purchase price and the name and address of the Proposed Transferee. Each Investor may elect to participate in the Proposed Transfer by delivering a written notice to VSI of such Investor's election to participate within 20 days after delivery of the Participation Notice. VSI shall seek to obtain the agreement of the Proposed Transferee to the participation of such Investors in the Proposed Transfer and will not transfer any Common Stock to the Proposed Transferee if the Proposed Transferee declines to allow the participation of such Investors electing to participate. Each Investor who does not elect to participate in the Proposed Transfer shall be deemed to have waived all of his rights with respect to such Proposed Transfer, and VSI shall thereafter be entitled to effect the Proposed Transfer on the terms set forth in the Participation Notice for a period of 90 days following delivery of the Participation Notice, without any obligation to such non-participating Investors; provided, however, that VSI shall thereafter be free to transfer to the Proposed Transferee within such 90-period, at a per share price no greater than the per share price set forth in the Participation Notice and on other principal terms which are not materially more favorable to VSI than those set forth in the Participation Notice, without any further obligation to such non-accepting Investors.

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                  (c) The election of any Investor to participate in the
Proposed Transfer shall be irrevocable, and each such Investor shall be bound and obligated to transfer in the Proposed Transfer on the same terms and conditions, with respect to each such share of Common Stock sold, as VSI; provided, however, that (a) if the principal terms of the Proposed Transfer change with the result that the minimum per share price to be paid in the Proposed Transfer shall be less than the minimum per share price set forth in the Participation Notice or the other principal terms shall be materially less favorable to VSI and participating Investors than those set forth in the Participation Notice, each participating Investor shall be permitted to withdraw and shall be released from his obligations thereunder and (b) if, at the end of the 90th day following the date of the Participation Notice, VSI has not completed the Proposed Transfer, each participating Investor shall be released from his obligations under this Section 2.4, the Participation Notice shall be null and void, and it shall be necessary for a new Participation Notice to be furnished, and the terms and provisions of this Section 2.4 again complied with, in order to consummate such Proposed Transfer pursuant to this Section 2.4, unless the failure to complete such sale resulted from any failure by any participating Investor to comply with the terms of this Section 2.4.

                  (d) If, prior to consummation, the terms of the Proposed Transfer shall change with the result that the per share price to be paid in such Proposed Transfer shall be greater than the maximum per share price set forth in the Participation Notice or the other principal terms of such Proposed Transfer shall be materially more favorable to the participating Investors than those set forth in the Participation Notice, the Participation Notice shall be null and void, and it shall be necessary for a new Participation Notice to be furnished, and the terms and provisions of this Section 2.4 again complied with, in order to consummate such Proposed Transfer pursuant to this Section 2.4; provided, however, that in the case of such a new Participation Notice, the applicable period to which reference is made in Section 2.4(b) shall be five business days.

                  (e) No later than immediately prior to the consummation of the Proposed Transfer, each participating Investor shall cause the conversion into Class A Common Stock of that number of shares of its Series A Preferred Stock that will result in the issuance by the Corporation to such Investor of at least a number of shares of Class A Common Stock equal to the number of shares of Class A Common Stock being transferred by the participating Investor pursuant to this Section 2.4.

                  (f) Notwithstanding the foregoing, no Investor shall have any right of participation pursuant to the provisions of this Section 2.4 with respect to any transfer:

                  (i) to an Affiliate of VSI;

                  (ii) to any director, officer or employee of the Corporation or its subsidiaries;

                  (iii) in a Public Offering or to the public under Rule 144 under the Securities Act; or


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                  (iv) with respect to which VSI exercises its "drag along"
rights under Section 2.5.

                  SECTION 2.5 DRAG-ALONG RIGHTS. (a) So long as VSI holds at least 66 2/3% of the then-outstanding Common Stock, if at any time VSI proposes to sell, in any transaction or a series of related transactions, shares of Common Stock constituting at least 50% of the Common Stock held by VSI, VSI shall have the right (a "Drag-Along Right") to require each Investor to sell, or cause to be sold, such number of shares of Class A Common Stock which represents the same percentage of the Class A Common Stock held by such Investor as the number of shares of Common Stock being sold by VSI in such sale transaction(s) (a "Drag-Along Transaction") represents as a percentage of the Common Stock held by VSI, for the same price and form of consideration per share and otherwise on the same terms and conditions as are applicable to VSI.

                  (b) If VSI desires to exercise a Drag-Along Right pursuant to
Section 2.5(a), it must give written notice to each Investor of the proposed Drag-Along Transaction giving rise to the Drag-Along Right at least 30 days prior to the consummation thereof (a "Drag-Along Notice"). The Drag-Along Notice shall set forth the principal terms of such proposed transaction including the per share price to be paid and the name and address of the prospective buyer. If VSI consummates the proposed transaction to which reference is made in the Drag-Along Notice, each Investor shall be bound and obligated to sell the number of shares of his Class A Common Stock specified in Section 2.5(a) in the proposed transaction for the same price and form of consideration per share and otherwise on the same terms and conditions with respect to each share sold by VSI. In such event, no later than immediately prior to the consummation of the proposed transaction, each Investor shall cause the conversion into Class A Common Stock of that number of shares of its Series A Preferred Stock that will result in the issuance by the Corporation to such Investor of at least a number of shares of Class A Common Stock equal to the number of shares of Class A Common Stock being sold by such Investor pursuant to this Section 2.5. If, at the end of the 90th day following the date of the Drag-Along Notice, VSI has not completed the proposed transaction, each Investor shall be released from his obligation under the Drag-Along Notice, the Drag-Along Notice shall be null and void, and it shall be necessary for a new Drag-Along Notice to be furnished, and the terms and provisions of this Section 2.5 again complied with, in order to consummate such proposed transaction pursuant to this Section 2.5.

                  (c) Each Investor agrees to vote his Series A Preferred Stock (or Class A Common Stock issued upon conversion thereof), and hereby grants to the Corporation an irrevocable proxy to vote such Series A Preferred Stock and Class A Common Stock, in the same proportion as shares are voted by VSI in connection with any Drag-Along Transaction or any merger, consolidation, reorganization or sale of assets which would have a similar effect to that of a Drag-Along Transaction. The Corporation agrees not to give effect to any action by any Investor or any other Person which is in contravention of this Section 2.5(c). The foregoing provisions shall expire on the last date permitted by law.


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                  (d) Notwithstanding the foregoing, VSI shall have no
Drag-Along Rights pursuant to the provisions of this Section 2.5 with respect to any transfer:

                  (i)      to an Affiliate of VSI;

                  (ii) to any employee, officer or director of the Corporation who is not an Investor at the time of such transfer;

                  (iii) in a Public Offering or to the public under Rule 144 under the Securities Act; or

                  (iv) in which the per-share consideration for the Common Stock being sold is less than the dollar value of the portion of the liquidation preference of one share of Series A Preferred Stock (as determined in accordance with the Certificate of Designation for the Series A Preferred Stock) represented by one share of Class A Common Stock calculated based on the Conversion Price and as of the date of the Drag-Along Notice.

                  SECTION 2.6 MISCELLANEOUS PROVISIONS. The following provisions shall be applied to any transaction to which Section 2.4 or 2.5 applies:

                  (a) In the event the consideration to be paid in exchange for Common Stock in a transaction pursuant to Section 2.4 or Section 2.5 includes any securities, and the receipt thereof by a participating Investor would require under applicable law (i) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participating Investor of any information other than such information as would be required in an offering made pursuant to Regulation D under the Securities Act solely to "accredited investors" as defined in Regulation D, VSI shall be obligated only to use its reasonable efforts to cause the requirements of Regulation D to be complied with to the extent necessary to permit such participating Investor to receive such securities (it being understood and agreed that VSI shall not be under any obligation to effect a registration of such securities under the Securities Act or similar statutes). Notwithstanding any provisions of this Section 2.6, if use of reasonable efforts does not result in the requirements under Regulation D being complied with to the extent necessary to permit such participating Investor to receive such securities, VSI shall cause to be paid to such participating Investor in lieu thereof, against surrender of the shares which would otherwise have been sold by such participating Investor, an amount in cash equal to the Fair Market Value of the securities which such participating Investor would otherwise receive as of the date of the issuance of such securities in exchange for Common Stock. The obligation of VSI to use reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit a participating Investor to receive such securities shall be conditioned on such participating Investor executing such documents and instruments, and taking such other actions (including, without limitation, if required by VSI, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective


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investment and acknowledging that he was so represented), as VSI shall reasonably request in order to permit such requirements to be complied with. Unless he shall have taken all actions reasonably requested by VSI in order to comply with the requirements under Regulation D, no participating Investor shall have the right to require that he receive cash in lieu of securities under this
Section 2.6.

                  (b) Each participating Investor, whether in his capacity as a participating Investor, stockholder, officer or director of the Corporation, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order to expeditiously consummate each transaction pursuant to Section 2.4 or Section 2.5 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with VSI and the prospective buyer. Without limiting the generality of the foregoing, each participating Investor agrees to execute and deliver such agreements as may be reasonably specified by VSI to which VSI will also be party.

                  (c) The closing of a transaction pursuant to Section 2.4 or
2.5 shall take place at such time and place as VSI shall specify by notice to each participating Investor. At any such closing, each participating Investor shall deliver certificates representing the shares being purchased, duly endorsed in blank or accompanied by stock powers duly executed in blank with the signatures thereon guaranteed, and free and clear of Liens, against delivery of a bank check and/or other consideration representing the aggregate purchase price therefor.


                                   ARTICLE III
                                OTHER AGREEMENTS

                  SECTION 3.1 FINANCIAL STATEMENTS; ANNUAL PLAN. If and so long as any Investor owns such number of shares of Series A Preferred Stock equal to $2 million worth of such stock (based upon the initial purchase price of such stock on the date of issuance) and is not a Competitor (or an Affiliate of a Competitor or a direct or indirect partner, officer, director, consultant, employee or stockholder of, or other type of investor in, a Competitor), the Corporation shall deliver to such Investor:

                  (a) As soon as available, and in any event within 45 days after the close of each fiscal quarter (other than the last fiscal quarter in the fiscal year), financial statements consisting of a balance sheet of the Corporation as of the end of such quarter, together with statements of operations and cash flows, stockholders' equity and changes in financial condition for such quarter, setting forth in comparative form the figures from such quarter, the figures for the corresponding quarter of the preceding fiscal year and the budgeted figures from the Annual Plan (as hereinafter defined) for such current quarter, all in reasonable detail, prepared and certified by an authorized financial officer of the Corporation as fairly presenting the financial condition as of the balance sheet date and results of operations for the period then ended in accordance with generally accepted accounting principles consistently applied;

                  (b) As soon as possible, and in any event within 90 days after the close of each fiscal year of the Corporation, financial statements consisting of a balance sheet of the Corporation as of the end of such fiscal year, together with statements of operations and cash flows, stockholders' equity and changes in financial condition for such fiscal year, setting forth in comparative form the figures for such fiscal year and for the previous fiscal year, all in reasonable detail, and duly certified by an opinion unqualified as to scope of a firm of independent certified public accountants satisfactory to the Board of Directors of the Corporation; and

                  (c) At least 30 days prior to the beginning of each fiscal year commencing after the date of this Agreement, a copy of an annual plan (the "Annual Plan") for such year which shall include a budget submitted to and approved by the Board of Directors of the Corporation, and within 30 days after the preparation of any amendment or modification to such Annual Plan, a copy of such amendment or modification.

                  In addition, the Corporation shall permit any person or persons designated by such Investor in writing to visit and inspect any of the properties of the Corporation, to examine the books and financial records of the Corporation, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and intervals as such Investor may reasonably request.

                  SECTION 3.2 CONFIDENTIALITY. (a) Each Investor hereby agrees that Confidential Information (as defined below) furnished and to be furnished to it has been and will be made available in connection with such Investor's investment in the Corporation. Each Investor agrees that it will not (and will cause its respective officers, directors, employees, representatives, consultants and advisors to not) use the Confidential Information in any way unrelated to its investment in the Corporation. Each Stockholder further acknowledges and agrees that it will not (and will cause its respective officers, directors, employees, representatives, consultants and advisors to not) disclose any Confidential Information to any Person; provided, however, that Confidential Information may be disclosed (i) to the extent compelled by judicial or administrative process or, in the opinion of such Investor's counsel, required by applicable statute, law, rule or regulation or legal process, (ii) to any Person to whom such Investor is contemplating a transfer of its Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) (provided that such transfer would not be in violation of the provisions of this Agreement and as long as such potential transferee is advised of the confidential nature of such information and executes and delivers to the Corporation a confidentiality agreement no less restrictive to the potential transferee than the provisions hereof), or (iii) if approval of the Corporation's Board of Directors shall have been obtained, or (iv) to the extent required by any regulatory authority having jurisdiction over an Investor.

                  (b) "Confidential Information" means any information concerning the Corporation, its financial condition, business, operations or prospects in the possession of or to be furnished to any Investor in its capacity as a stockholder of the Corporation; provided, however, that the term "Confidential Information" does not include information which (i) becomes generally available to the public other than as a result of a disclosure by an Investor or its agents, counsel, accountants, investment advisers, representatives or Affiliates in violation of this Section 3.2 or (ii) was or becomes available to such Investor on a non-confidential basis from a source other than the Corporation, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Investor's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Corporation or another Person.

                  SECTION 3.3 BOARD OF DIRECTORS. (a) (i) Each Investor shall take such action as may be necessary to cause to be nominated and elected as the Series A Preferred Director as provided in the Certificate of Designation (the "Series A Director"), at any annual or special meeting of the Corporation's stockholders or holders of Series A Preferred Stock (as the case may be) called for the purpose of voting on the election of the Series A Director or by consensual action of holders of Series A Preferred Stock with respect to the election of the Series A Director, one individual designated by Whitney; provided, however, that, in the event that the Whitney Investors own less than 50% of the shares of Series A Preferred Stock purchased by them pursuant to the Purchase Agreement (including, for purposes of this provision, shares of Class A Common Stock issued upon conversion of any such shares of Series A Preferred Stock), the Series A Preferred Director instead shall be designated by the Investors holding a majority of the shares of Series A Preferred Stock held by all Investors (including, for purposes of this provision, shares of Class A Common Stock issued upon conversion of any such shares of Series A Preferred Stock). Each Investor agrees to appear in person or by proxy at any annual or special meeting of the Corporation's stockholders or holders of Series A Preferred Stock (as the case may be) for the purpose of obtaining a quorum and to vote the shares of Series A Preferred Stock owned by such Investor, either in person or by proxy, at any such meeting called for the purpose of voting on the election of the Series A Director or by any such consensual action with respect to the election of Series A Director, in favor of the election of the Series A Director nominated in accordance with this Section 3.3(a).

                       (ii) Whitney or the Investors holding a majority of the shares of Series A Preferred Stock held by all Investors (as the case may be in accordance with Section 3.3(a)) shall be entitled at any time and for any reason (or for no reason) to designate the Series A Director for removal as a director of the Corporation, and to designate for election an individual to fill any vacancy in the Series A Director seat. Each Investor agrees to take such action, within 5 days after such designation for removal, as is necessary to remove any director so designated for removal or to elect any director so designated to fill any vacancy in accordance with the foregoing.

                       (iii) The provisions of this Section 3.3(a) shall apply only during such time as the holders of Series A Preferred Stock, voting as a separate class, have the right to elect one director of the Corporation.

                  (b) (i) In the event that no Series A Director is to be designated pursuant to the Certificate of Designation relating to the Series A Preferred Stock, for so long as the Whitney Investors together continue to own at least 50% of the shares of Class A Common Stock issuable to them upon conversion of all shares of Series A Preferred Stock purchased by them pursuant to the Purchase Agreement, the directorship previously designated in the Certificate of Designation relating to the Series A Preferred Stock as the "Series A Preferred Director" shall, pursuant to paragraph (g) of Section FIFTH of the Company's Certificate of Incorporation, continue to exist, and each Stockholder shall take such action as may be necessary to cause to be nominated and elected as a member of the Board of Directors of the Corporation, at any annual or special meeting of the Corporation's stockholders called for the purpose of voting on the election of directors, or by consensual action of the Corporation's stockholders with respect to the election of directors, one individual designated by Whitney (the "Whitney Director"). Each Stockholder agrees to appear in person or by proxy at any annual or special meeting of the Corporation's stockholders for the purpose of obtaining a quorum and to vote its shares of capital stock, either in person or by proxy, at any such meeting called for the purpose of voting on the election of directors or by any such consensual action with respect to the election of directors, in favor of the election of the Whitney Director nominated in accordance with this Section 3.3(b).

                       (ii) Whitney shall be entitled at any time and for any reason (or for no reason) to designate the Whitney Director for removal as a director of the Corporation, and to designate for election an individual to fill any vacancy in the Whitney Director seat. Each Investor agrees to take such action, within 5 days after such designation for removal, as is necessary to remove any director designated for removal or to elect any director so designated to fill any vacancy in accordance with the foregoing.

                  (c) The Corporation shall provide to the Series A Director or the Whitney Director (as the case may be) the same information concerning the Corporation and its subsidiaries, and access thereto, provided to other members of the Corporation's Board of Directors.

                  (d) The Series A Director or the Whitney Director (as the case may be) shall receive the same compensation for services as a director as other members of the Board who are directly or indirectly affiliated with, or employed by, stockholders of the Corporation which are Affiliates of the Corporation. The reasonable travel expenses incurred by the Series A Director or the Whitney Director (as the case may be) in attending meetings shall be reimbursed by the Corporation.

                  (e) As promptly as practicable following the date hereof, the Corporation shall purchase directors' and officers' insurance upon terms and pricing customary for a company of its size and operating in its industry.

                  (f) The parties hereto will cause the Corporation's Board of Directors to meet at least six times annually.

                  SECTION 3.4 ACTION BY STOCKHOLDERS. (a) Covenant to Vote. Each Stock holder shall appear in person or by proxy at any annual or special meeting of the Corporation's stockholders for the purpose of obtaining a quorum and shall vote the shares of Stock owned by such Stockholder upon any matter submitted to a vote of the Corporation's stockholders in a manner so as to implement and be consistent with, and not to conflict with, the terms of this Agreement.

                  (b) Action by Written Consent. Each Stockholder agrees to execute promptly any consent in writing presented to it which sets forth any action implementing the terms of this Agreement, including any action with respect to the election of directors.

                  SECTION 3.5 NO VOTING OR CONFLICTING AGREEMENTS. No Investor shall enter into or agree to be bound by any voting trust with respect to any shares of Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) nor shall any Investor grant any proxies or enter into any stockholder agreements or arrangements of any kind with any Person with respect to any shares of Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) that are inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other stockholders). The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of any shares of Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) that are inconsistent with the provisions of this Agreement. No Investor shall act, for any reason, as a member of a group or in concert with any other Person in connection with the acquisition, disposition or voting of any shares of Series A Preferred Stock (or Class A Common Stock issuable upon conversion thereof) in any manner which is inconsistent with the provisions of this Agreement.

                  SECTION 3.6 RIGHT OF FIRST OFFER. (a) Except in the situations described in Section 3.6(e), if at any time prior to the consummation of an Initial Public Offering the Corporation desires to sell capital stock (or rights, options or warrants to purchase capital stock or securities convertible into capital stock) of the Corporation (each such above act, a "Disposition"), the Corporation shall deliver to each Investor a written notice (an "Offer Notice") which shall state the number of and consideration for the shares or securities which the Corporation proposes to sell (the "Shares Subject to Offer") and such other terms as are reasonably necessary for the holders of the Series A Preferred Stock to evaluate such proposal.

                  (b) (i) Each Investor shall have the option for 20 days (the "Offering Period") following receipt of an Offer Notice to accept the offer as to a percentage of the Shares Subject to Offer equal to the percentage which (A) the sum of (x) the number of shares of Common Stock owned by such Investor plus
(y) the number of shares of Common Stock into which such holder's Series A Preferred Stock is convertible bears to (B) the total number of shares of Common Stock of the Corporation outstanding on a fully diluted basis (i.e., assuming conversion of all outstanding securities and exercise of all outstanding options and warrants, whether or not then convertible or exercisable) (such Investor's "Pro Rata Share"). To exercise these rights, an Investor must deliver to the Corporation within the Offering Period a written election (the "Initial

Acceptance Notice") to purchase so many of the Shares Subject to Offer as such Investor may desire to purchase, but not in excess of its Pro Rata Share. Promptly upon expiration of the Offering Period, the Corporation shall deliver to each Investor a written notice stating the number of shares subject to Offer to be purchased by such Investor and by each other Investor as well as the number of Shares Subject to Offer offered to, but not accepted by, Investors pursuant to this Section 3.6(b) (the "Non-Accepted Shares").

                       (ii) In the event that all or part of a Disposition is to be made to VSI, an Affiliate of VSI or any Investor (other than in accordance with Section 3.6(b)(i), the Corporation may not sell such shares to VSI, such Affiliate of VSI or such Investor unless the Corporation first offers to each Investor the opportunity to purchase a percentage of such shares equal to the percentage which (A) the sum of (x) the number of shares of Common Stock owned by such Investor plus (y) the number of shares of Common Stock into which such Investor's Series A Preferred Stock is convertible bears to (B) the sum of (x) the total number shares of Common Stock owned, in the aggregate, by such proposed purchaser and all Investors who indicate a desire to purchase a portion of such shares plus (y) the number of shares of Common Stock into which such proposed purchaser and all such participating Investors' Series A Preferred Stock is convertible. In the event that a participating Investor declines to purchase the full amount of shares which such Investor is entitled to purchase pursuant to the foregoing sentence, the balance of such shares may be sold to the proposed purchaser and all Investors who indicate a desire to purchase a portion of such shares in accordance with the formula set forth above in this
Section 3.6(b)(ii), until all such shares are purchased.

                  (c) The closing of the sale of any or all of the Shares Subject to Offer shall be consummated on a date specified by the Corporation which shall be within 45 days after the notice specifying shares Investors will purchase or, if Investors will not purchase any shares, within 45 days after the end of the Offering Period. The closing shall take place at the offices of the Corporation (unless otherwise mutually agreed) at which time each Investor shall deliver to the Corporation the purchase price for the Shares Subject to Offer it elected to purchase (in the form of a certified or bank check or wire transfer or other mutually agreeable means of payment) and the Corporation shall deliver to such Investor a certificate or certificates representing the portion of the Shares Subject to Offer it elected to purchase in accordance with Section 3.6(b). No Disposition shall be made at a lower price or on more favorable terms than those specified in the Offer Notice.

                  (d) In the event that any proposed issuance subject to an Offer Notice is for a consideration other than cash, each Stockholder electing to purchase Shares Subject to Offer will be entitled to pay cash for each share or other unit, in lieu of such other consideration, in the amount determined in good faith by the Board of Directors of the Corporation to constitute the fair value of such consideration other than cash to be paid per share or other unit.

                  (e) The provisions of Section 3.6 shall not apply to (i) securities offered to the public pursuant to a registration statement filed under the Securities Act, (ii) the issuance of shares of Common Stock upon the conversion of Series A Preferred Stock, (ii) the issuance of shares or options to purchase shares (and shares issuable upon exercise) pursuant to any existing employee stock option plan of the Corporation or employment agreement for any officer of the Corporation, (iii) the issuance of a warrant to purchase 21,250 shares of Series A Preferred Stock to Thomas Weisel Partners LLC (or its registered assigns), or the issuance of the shares of capital stock of the Corporation issuable upon exercise of said warrant, (iv) capital stock issued in connection with the acquisition of another corporation whether by merger, purchase of all or substantially all of the assets or otherwise and (v) in connection with debt financings, or strategic relationships.

                  (f) The rights granted pursuant to this Section 3.6 may only be transferred or assigned by an Investor to a transferee who will hold at least 10% of the shares of Series A Preferred Stock (including, for purposes of this provision, shares of Class A Common Stock issued upon conversion of such shares of Series A Preferred Stock) subsequent to the proposed transfer.

                  SECTION 3.7 INSURANCE. The Corporation agrees to maintain, directly or indirectly through VSI, one or more policies of insurance issued by insurers of recognized responsibility, insuring the Corporation and its properties and business against such losses and risks, and in such amounts, as are customarily maintained by other companies operating business that sell vitamins, nutritional supplements and minerals to retail customers.


                                   ARTICLE IV
                               GENERAL PROVISIONS

                  SECTION 4.1 TERM. This Agreement shall take effect on the date on which the transactions contemplated under the Purchase Agreement are consummated and shall terminate on the earlier of (a) the consummation of an Initial Public Offering and (b) (i) as to any Stockholder, at such time as such Stockholder no longer holds any shares of Series A Preferred Stock or Common Stock and (ii) as to the Corporation, at such time as all of the Stockholders no longer hold any Stock; provided, however, that the provisions of Sections 3.3(b), (c) and (d) shall terminate only at such time as Whitney can no longer designate the Whitney Director pursuant to Section 3.3(b). Notwithstanding the foregoing, the provisions of Sections 2.3(a) and (b) and 3.2 shall survive any termination of this Agreement.

                  SECTION 4.2 REMEDIES. (a) It is acknowledged that a breach of the provisions of this Agreement could not be compensated adequately by money damages. Accordingly, any party hereto shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any provisions of this Agreement, and in either case no bond or other security shall be required in connection therewith. If any action shall be brought in equity to enforce any of the provisions of this Agreement, none of the Corporation, VSI or any Investor shall raise the defense that there is an adequate remedy at law.

                  (b) Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

                  SECTION 4.3 SEVERABILITY. The parties agree that (a) the provisions of this Agreement shall be severable in the event that any of the provisions hereof is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

                  SECTION 4.4 GOVERNING LAW; JURISDICTION. (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

                  (b) Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the city of New York, State of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein).

                  SECTION 4.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Corporation, VSI and each Investor and their successors and permitted assigns; this Agreement does not create, and shall not be construed as creating, any rights enforceable by any other Person. If any involuntary transferee acquires any shares of Stock held by any Stockholder in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

                  SECTION 4.6 NOTICES. All notices and communications to be given or otherwise made to any party to this Agreement shall be in writing and addressed as follows:

                  (a)      If to the Corporation:

                           VitaminShoppe.com, Inc.
                           380 Lexington Avenue
                           Suite 1700
                           New York, New York  10168

                           Attention:   Chairman of the Board
                           Facsimile:   (201) 866-5227

                           Attention:   President and Chief Executive Officer
                           Facsimile:   (201) 453-9038

                  (b)      If to VSI:

                           Vitamin Shoppe Industries Inc.
                           4700 Westside Avenue
                           North Bergen, New Jersey  07047

                           Attention:       President
                           Facsimile:       (201) 866-5227

                  (c) If to any Investor, to such Investor's address as it appears on the stock books of the Corporation;

                  (d) or to such other address as may be designated in a notice given pursuant to the terms of this Section 4.6 to the addressor. All such notices and communications shall be deemed to have been received: (i) in the case of personal delivery, when delivered; (ii) if delivered by registered or certified mail, postage prepaid and return receipt requested, on the fifth business day following such mailing; (iii) if delivered by a nationally recognized private courier service providing documented overnight delivery, with overnight delivery specified, on the next business day after delivery to such courier service; (iv) if delivered by telecopier, on the day of delivery, provided there is written confirmation of receipt; and (v) in all other cases, upon actual receipt.

                  SECTION 4.7 TENDERED SHARES DEEMED CANCELED. The parties hereto acknowledge and agree that shares of Stock shall for all purposes be deemed to be retired, canceled and no longer outstanding as of the date when the certificate (or certificates) evidencing such shares are delivered to the Corporation at its principal place of business, duly endorsed for transfer to the Corporation (including without limitation an endorsement in blank) by the registered holder (or holders) thereof, or accompanied by stock transfer powers duly executed in the favor of the Corporation or in blank by the holder (or holders) thereof. Shares of Stock shall be deemed to have been delivered for the purposes of this Section 4.7 in the same manner as notices and communications are deemed delivered pursuant to Section 4.6.

                  SECTION 4.8 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement among the parties hereto with respect to the matters contemplated herein, supersedes all prior written agreements and negotiations and oral understandings, if any, and, except as otherwise provided herein, may not be amended, supplemented or discharged except by an instrument in writing signed (a) in any such case by the Corporation, VSI and the holders of at least 65% of the shares of Class A Common Stock (assuming all shares of Series A Preferred Stock were converted into shares of Class A Common Stock) held in the aggregate by the Investors and (b) if such amendment, supplement or discharge treats any holder of Stock differently from all other holders of Stock party to this Agreement as a group, by such holder; provided, however, that no modification or amendment shall be effective to reduce the percentage of shares, the consent of the holders of which is required under this Section 4.8. In the event that any Stockholder or the Corporation shall be required, as a result of the enactment, amendment or modification, subsequent to the date hereof, of any applicable law or regulation, or by the order of any governmental authority, to take any action that is inconsistent with or would constitute a violation or breach of any terms of this Agreement, then the Stockholders and the Corporation shall use their best efforts to negotiate an appropriate amendment or modification of, or waiver of compliance with, such terms.

                  SECTION 4.9 WAIVER. Any waiver by any party of a breach of any provisions of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be evidenced by a writing signed by the party against whom the waiver is sought to be enforced.

                  SECTION 4.10 INTERPRETATION. Section headings and captions herein are inserted for convenience only and shall not define, limit, extend or describe the scope of this Agreement or affect the construction hereof. References to Sections are, unless otherwise specified, references to Sections of this Agreement. The language of this Agreement shall be deemed to be the language jointly chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied or enforced against any party hereto.

                  SECTION 4.11 INSPECTION. So long as this Agreement is in effect, this Agreement shall be made available for inspection by any holder of Stock at the Corporation's principal offices. The Corporation shall send a copy of this Agreement to any legitimately interested party without charge upon receipt of a written request therefor.

                  SECTION 4.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the other parties hereto.


         [The remainder of this page intentionally has been left blank.]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


                                        VITAMINSHOPPE.COM, INC.


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:


                                        VITAMIN SHOPPE INDUSTRIES INC.


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                          THE INVESTORS:

                                          FdG-CHASE CAPITAL PARTNERS LLC

                                          By:  FdG CAPITAL ASSOCIATES LLC, its
                                               Managing Member


                                          By:
                                              -----------------------------
                                               Name:
                                               Title:


                                          FdG CAPITAL PARTNERS LLC

                                          By:  FdG CAPITAL ASSOCIATES LLC, its
                                               Managing Member


                                          By:
                                              ----------------------------
                                               Name:
                                               Title:


                                          CB CAPITAL INVESTORS, INC.


                                          By:
                                             ----------------------------------
                                               Name:
                                               Title:

                                            JEFFREY HOROWITZ AND HELEN
                                            HOROWITZ AS JOINT TENANTS WITH
                                            RIGHT OF SURVIVORSHIP


                                            -----------------------------------
                                            Jeffrey Horowitz, Joint Tenant


                                            -----------------------------------
                                            Helen Horowitz, Joint Tenant

                                            BANKAMERICA INVESTMENT CORPORATION


                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:

                                            MIG PARTNERS IV


                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:

                                       J.H. WHITNEY III, L.P.

                                       By:J.H. Whitney Equity Partners III, LLC,
                                            Its General Partner


                                            By:
                                               --------------------------------
                                                 Daniel J. O'Brien
                                                 A Managing Member


                                       WHITNEY STRATEGIC
                                       PARTNERS III, L.P.

                                       By:J.H. Whitney Equity Partners III, LLC,
                                          Its General Partner


                                            By:
                                               --------------------------------
                                                 Daniel J. O'Brien
                                                 A Managing Member

                                       THE FLATIRON FUND 1998/1999, LLC

                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:



                                       FLATIRON ASSOCIATES, LLC

                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:

                                                                      Schedule 1




Name                                 Investors                 Number of Shares
----                                 ---------                 ----------------
FdG-Chase Capital Partners LLC

FdG Capital Partners LLC                27,211

CB Capital Investors, Inc.                                          39,840

Jeffrey Horowitz and Helen Horowitz, as joint tenants              212,500
with right of survivorship

The Flatiron Fund 1998/1999, LLC

Flatiron Associates, LLC

BankAmerica Investment Corporation                                  11,951

MIG Partners IV                                                      1,332

J.H. Whitney III, L.P.                                             693,516

Whitney Strategic Partners III, L.P.                                16,711